REPORT OF
INDEPENDE
NT
REGISTERE
D PUBLIC
ACCOUNTIN
G FIRM

Board of
Trustees and
Shareholders
Conductor
Global
Equity Value
Fund

In planning
and
performing
our audit of
the financial
statements
of
Conductor
Global
Equity Value
Fund,
formerly the
Conductor
Global
Fund, (a
fund in the
Two Roads
Shared
Trust) (the
"Fund") as
of and for
the year
ended
October 31,
2016, in
accordance
with the
standards of
the Public
Company
Accounting
Oversight
Board
(United
States), we
considered
the Fund's
internal
control over
financial
reporting,
including
controls
over
safeguarding
securities, as
a basis for
designing
audit
procedures
for the
purpose of
expressing
an opinion
on the
financial
statements
and to
comply with
the
requirements
of Form N-
SAR, but not
for the
purpose of
expressing
an opinion
on the
effectiveness
of the
Fund's
internal
control over
financial
reporting.
Accordingly,
we express
no such
opinion.

Management
of the Fund
is
responsible
for
establishing
and
maintaining
effective
internal
control over
financial
reporting. In
fulfilling this
responsibilit
y, estimates
and
judgments
by
management
are required
to assess the
expected
benefits and
related costs
of controls.
A fund's
internal
control over
financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting
and the
preparation
of financial
statements
for external
purposes in
accordance
with
generally
accepted
accounting
principles. A
fund's
internal
control over
financial
reporting
includes
those
policies and
procedures
that (1)
pertain to
the
maintenance
of records
that, in
reasonable
detail,
accurately
and fairly
reflect the
transactions
and
dispositions
of the assets
of the fund;
(2) provide
reasonable
assurance
that
transactions
are recorded
as necessary
to permit
preparation
of financial
statements
in
accordance
with
generally
accepted
accounting
principles,
and that
receipts and
expenditures
of the fund
are being
made only in
accordance
with
authorizatio
ns of
management
and directors
of the fund;
and (3)
provide
reasonable
assurance
regarding
prevention
or timely
detection of
unauthorize
d
acquisition,
use, or
disposition
of the fund's
assets that
could have a
material
effect on the
financial
statements.

Because of
its inherent
limitations,
internal
control over
financial
reporting
may not
prevent or
detect
misstatemen
ts. Also
projections
of any
evaluation of
effectiveness
to future
periods are
subject to
the risk that
controls may
become
inadequate
because of
changes in
conditions,
or the degree
of
compliance
with policies
and
procedures
may
deteriorate.

A deficiency
in internal
control over
financial
reporting
exists when
the design or
operation of
a control
does not
allow
management
or
employees,
in the
normal
course of
performing
their
assigned
functions, to
prevent or
detect
misstatemen
ts on a
timely basis.
A material
weakness is
a deficiency,
or a
combination
of
deficiencies,
in internal
control over
financial
reporting,
such that
there is a
reasonable
possibility
that a
material
misstatemen
t of the
Fund's
annual or
interim
financial
statements
will not be
prevented or
detected on
a timely
basis.

Our
consideratio
n of the
Fund's
internal
control over
financial
reporting
was for the
limited
purpose
described in
the first
paragraph
and would
not
necessarily
disclose all
deficiencies
in internal
control over
financial
reporting
that might
be material
weaknesses
under
standards
established
by the Public
Company
Accounting
Oversight
Board
(United
States).
However,
we noted no
deficiencies
in the Fund's
internal
control over
financial
reporting
and its
operation,
including
controls
over
safeguarding
securities,
that we
consider to
be material
weaknesses
as defined
above as of
October 31,
2016.

This report
is intended
solely for the
information
and use of
management
and the
Board of
Trustees of
the Two
Roads
Shared Trust
and the U.S.
Securities
and
Exchange
Commission
, and is not
intended to
be and
should not
be used by
anyone other
than these
specified
parties.

/s/ GRANT
THORNTO
N LLP

Chicago,
Illinois
December
29, 2016